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BRUNSWICK TECHNOLOGIES INC            43 BIBBER PARKWAY                           TEL: 207.729.7792
                                      BRUNSWICK, MAINE 04011 USA                  FAX: 207.729.7877
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Brunswick Technologies Inc

                                                                     May 5, 2000

Dear Fellow Shareholder:

             FRENCH CONGLOMERATE ATTEMPTS TO DISRUPT ANNUAL MEETING

     Compagnie de Saint-Gobain, a $22 billion French company that made an unsolicited offer for your Company, is now attempting to disrupt BTI's Annual Meeting in a thinly veiled effort to advance its inadequate, hostile tender offer. Saint-Gobain, through their subsidiary, Vetrotex CertainTeed Corporation, will soon mail proxy material to you (with a blue proxy card) asking you to support its efforts at the Annual Meeting by voting against an increase in authorized shares under BTI's Equity Incentive Plan (the "Plan").

     Don't be misled. We believe that you should not support the Vetrotex campaign at the Annual Meeting any more than you should support Saint-Gobain's low-ball offer.

     Saint-Gobain has incorrectly asserted that the Plan increase is for the purpose of issuing substantial additional shares to executive officers. Nothing could be further from the truth. In fact, the Board of Directors has voted not to issue any options to executive officers under the Plan for a ninety-day period.

     We believe that Saint-Gobain's Annual Meeting campaign is an attempt to deflect attention from the real issue -- the fact that its offer is inadequate and not in the best interests of shareholders.

           BRUNSWICK BOARD REJECTS SAINT-GOBAIN'S OFFER AS INADEQUATE

     Your Board of Directors has determined that Saint-Gobain's offer is inadequate and not in the best interests of Brunswick Technologies. The Board strongly recommends that all BTI shareholders reject Saint-Gobain's offer.

     Your Board reached its conclusion that Saint-Gobain's offer in inadequate after carefully considering the following factors:

     - Brunswick's financial performance.

     - Brunswick's strong position in the industry and leading technology.

     - The written opinion of the Company's financial advisor (McDonald Investments) that the Saint Gobain offer is inadequate from a financial point of view.

     - Other factors described in the Schedule 14D-9 that BTI previously sent to you.

     The Board believes that Saint-Gobain's offer fails to recognize either the current value of Brunswick or its significant long-term value as it continues to implement its plans for growth.

     The Board also believes that the Saint-Gobain offer is carefully timed to take advantage of the current low price of our stock and to deprive the Company and its shareholders of the opportunity to realize full and appropriate value for their shares.

     You should not feel obligated to respond to Saint-Gobain's offer or to the Vetrotex solicitation.
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                  DON'T VOTE THE BLUE PROXY CARD FROM VETROTEX

     We believe Saint-Gobain will continue to try to urge acceptance of its inadequate, hostile offer by shareholders. DO NOT BE STAMPEDED INTO ACCEPTING SAINT-GOBAIN'S LOW-BALL OFFER. The Vetrotex campaign at the Annual Meeting is not being waged for your benefit; it is being waged for Saint-Gobain's benefit.

     Send Saint-Gobain a message -- you will not support their inadequate offer or their proxy solicitation. We strongly urge shareholders to reject Saint-Gobain's solicitation -- do not return any blue proxy card sent to you by Saint-Gobain.

            SUPPORT YOUR COMPANY BY VOTING THE WHITE PROXY CARD NOW.

     We appreciate your continued support.

                                Sincerely,

                                /s/ Martin S. Grimnes

                                Martin S. Grimnes
                                Chairman and Chief Executive Officer

                                   IMPORTANT!

1. REGARDLESS OF HOW MANY SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT. PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD.
    PLEASE VOTE EACH WHITE PROXY CARD YOU RECEIVE SINCE EACH ACCOUNT MUST BE VOTED SEPARATELY. ONLY YOUR LATEST DATED PROXY COUNTS.

2.  WE URGE YOU NOT TO SIGN ANY BLUE PROXY CARD SENT TO YOU BY THE VETROTEX.

3. IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER NOMINEE, PLEASE DIRECT THE PARTY RESPONSIBLE FOR YOUR ACCOUNT TO VOTE THE WHITE PROXY CARD AS RECOMMENDED BY MANAGEMENT.

  IF YOU HAVE ANY QUESTIONS ON HOW TO VOTE YOUR SHARES, PLEASE CALL OUR PROXY
                                   SOLICITOR:

                        MORROW & CO. AT (800) 662-5200.
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[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                        ________________________________
                                    BRUNSWICK
                               TECHNOLOGIES, INC.
                        ________________________________



                          RECORD DATE SHARES: _________

                                [Name and Address
                                 of Shareholder]



                                                  --------------------
                                                  Date
    Please be sure to sign and date this Proxy
----------------------------------------------------------------------


    Stockholder sign here                   Co-owner sign here
----------------------------------------------------------------------


                                       For All                 For All
1.  Election of Directors. To set      Nominees   Withhold     Except
    the number of Directors at seven     [ ]         [ ]        [ ]
    and to elect the following:

    Martin S. Grimnes   Max G. Pitcher
    William M. Dubay    Peter N. Walmsley
    Richard J. Corbin   Kenneth J. Hatten

    NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name(s). Your shares will be voted for the remaining nominee(s).

                                         For       Against    Abstain
2.  Approval of an amendment             [ ]         [ ]        [ ]
    to the Company's Equity
    Incentive Plan to increase
    the number of available shares
    of common stock available for
    awards from 421,740 to 821,470.

                                         For       Against    Abstain
3.  Ratification of the appointment      [ ]         [ ]        [ ]
    of PricewaterhouseCoopers LLP
    as independent auditors of the
    Company.

4. In his discretion, the Proxy is authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) thereof.


Mark box at right if an address change or comment has Been noted on the reverse side of this card. [ ]

--------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD

                                    BRUNSWICK
                               TECHNOLOGIES, INC.

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.


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Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 16, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Brunswick Technologies, Inc.

                        [Name and Address of Shareholder]